                                                                    EXHIBIT 10.5


                          GENERAL SECURITY AGREEMENT
                          --------------------------

THIS SECURITY AGREEMENT is dated for reference March 7, 2000

BETWEEN:

          e-comerce group, inc., a Nevada corporation, having a place of business at 3675 Pecos-McLeod, Suite 1400, Las Vegas, Nevada, U.S.A. 89121-3881

          (the "Debtor")

AND:

          S.C. MANAGEMENT LTD,, a corporation organized under the laws of the Bahamas and having a place of business at Suite L, King's Court, Nassau, Bahamas

          (the "Secured Party")

1.        SECURITY INTEREST
          -----------------

1.1 For consideration and as security for the payment and performance of the Obligations referred to in Clause 3 hereof, the Debtor, subject to the exceptions set out in Clause 2, hereby mortgages, charges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all the Debtor's right, title and interest in and to all presently owned or held and after acquired or held personal property, assets and undertaking of the Debtor (including real property), of whatever nature or kind and all proceeds thereof and therefrom (all of which is hereinafter collectively called the "Collateral") including without limitation, the following:

     (a) all equipment of whatsoever nature and kind, including, without limitation, all machinery, tools, plant, furniture, supplies and vehicles of whatsoever nature and kind, and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (all of which is hereinafter collectively call the "Equipment");

     (b) heating, ventilating and air-conditioning equipment; hot water tanks; interior doors and partitions; screen windows and screen doors; light fixtures; suspended ceiling tiles; wall-to-wall carpeting; built-in furniture; plumbing fixtures; communication systems; control equipment; escalators and elevators; air filtering devices; awnings; window blinds; curtain rods and runners; tracks and valances; fixed mirrors; sprinkler equipment; fire fighting equipment; and all other fixtures;

     (c) all debts, accounts, claims, moneys and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, including, without limitation, all rents payable and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, moneys and choses in action or any part thereof (all of which are hereinafter collectively called the "Accounts");

     (d) all documents of title, chattel paper, instruments, securities and money, including prepaid rents and rental and damage deposits, and all other goods of the Debtor that are not Equipment or Accounts; and

     (e) all contractual rights, licenses, goodwill, patents, trademarks, trade names, copyrights, know-how, software and other intellectual property of the Debtor, including all service, leasing and management contracts, and all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, and all other intangible property of the Debtor which is not Accounts, chattel paper, instruments, documents of title securities or money.

2.         EXCEPTIONS
           ----------

2.1 The last day of the term created by any lease or agreement therefor is hereby excepted out of any charge or security interest created by this Security Agreement but the Debtor will stand possessed of the reversion thereby remaining upon trust to assign and dispose thereof to any third party as the Secured Party shall direct.

2.2 There shall be excluded from the security interests hereby created any consumer goods of the Debtor.

3.         OBLIGATIONS SECURED
           -------------------

3.1 This Security Agreement and the security interests hereby created are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and will be general and continuing security for the payment of all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), any ultimate balance thereof, including all future advances and re-advances and the performance of all obligations under that certain convertible promissory not made by the Debtor in favour of the Secured Party in the stated principal amount of U.S.$352,500, as the same may be amended, modified, supplemented, restated or replaced from time to time (all of which indebtedness, liability, and obligations are hereinafter collectively called the "Obligations").

4.         PROHIBITIONS
           ------------

4.1 Without the prior written consent of the Secured Party the Debtor will not have power to

     (a) create or permit to exist any security interest in, charge, encumbrance or lien over, or claim against any of its property, assets, or undertaking which ranks or could in any event rank in priority to or pari passu with any security interest created by this Security Agreement, or

     (b) grant, sell, or otherwise assign its chattel paper.

5.   ATTACHMENT
     ----------

5.1 The Debtor acknowledges that the security interests hereby created attach upon the execution of this Security Agreement (or in the case of any after acquired property, upon the date of acquisition thereof), that value has been given, and that the debtor has, or in the case of after acquired property will have, rights in the collateral.

6.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

6.1 The Debtor, if a company or partnership, represents and warrants that this Security Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) or of the partners, as the case may be, of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Security Agreement, and the performance of the Debtor's obligations hereunder, legal, valid and binding.

6.2 The Debtor represents and warrants that the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the charges or security interests, which may have been disclosed to the Secured Party and consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Security Agreement.

7.   COVENANTS OF THE DEBTOR
     -----------------------

7.1 The Debtor covenants that at all times while this Security Agreement remains in effect the Debtor will:

     (a) defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

     (b) fully and effectually maintain and keep maintained the security interests hereby created valid and effective;

     (c) maintain insurance on the Collateral with an insurer, of kinds, for amounts and payable to such person or persons, all as the Secured Party may require;

     (d)  maintain the Collateral in good order and repair;

     (e)  forthwith pay:

          (i) all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and will furnish such security as the Secured Party may require; and

          (ii) all security interests, charges, encumbrances, liens and claims which rank or could in any event rank in priority to any security interest created by this Security Agreement, other than the charges or security interests, if any, shown in the Schedule hereto and those consented to in writing by the Secured Party;

     (f) forthwith pay all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Secured Party in:

          (i)    inspecting the Collateral;

          (ii) negotiating, preparing, perfecting and registering this Security Agreement and other documents, whether or not relating to this Security Agreement;

          (iii)  investigating title to the Collateral;

          (iv) taking, recovering, keeping possession of and insuring the Collateral; and

           (v) all other transactions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Security Agreement and of any other security interest held by the Secured Party as security for the Obligations;

     (g) at the Secured Party's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the security interests and charges hereby created in favor of the Secured Party upon any of the Collateral;

     (h)  notify the Secured Party promptly of;

          (i) any change in the information contained herein relating to the Debtor, its address, its business or the Collateral;

          (ii)   the details of any material acquisition of the Collateral;

          (iii)  any material loss or damage to the Collateral;

          (iv) any material default by any account debtor in payment or other performance of his obligations to the Debtor with respect to any Accounts; and

          (v) the return to or repossession by the Debtor of the Collateral where such return or repossession of the Collateral is material in relations to the business of the Debtor;

     (i) prevent the Collateral from being sold, leased, or otherwise disposed of except as permitted hereby, or from being or becoming an accession to other property not covered by this Security Agreement;

     (j) permit the Secured Party and its representatives, at all reasonable times, access to all its property, assets and undertaking and to all its books of account and records for the purpose of inspection and render all assistance necessary for such inspections; and

     (k)  deliver to the Secured Party from time to time promptly upon request:

         (i) any documents of title, instruments, securities and chattel paper constituting, representing or relating to Collateral;

         (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing, or copying the same;

         (iii) all financial statements prepared by or for the Debtor regarding its operations; and

         (iv) all policies and certificates of insurance relating to the Collateral.

7.2 The Debtor, if a company, covenants that at all times while this Security Agreement remains in effect it will not, without the prior written consent of the Secured Party:

     (a)  alter any of its constating instruments or its corporate organization,

     (b) become a party to any transaction whereby all or a substantial part of the Collateral would become the property of any other person, whether by way of reconstruction, reorganization, amalgamation, merger, transfer, sale, lease or otherwise; or

     (c)  materially change the nature of the Debtor's business or operations.

8.        PERFORMANCE OF OBLIGATIONS
          --------------------------

8.1 If the Debtor fails to perform its Obligations hereunder, the Secured Party may, but will not be obligated to, perform any or all of such Obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith will be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Obligations and such amounts will be a charge upon and security interest in the Collateral in favor of the Secured Party prior to all claims subsequent to this Security Agreement.

9.             RESTRICTIONS ON SALE OR DISPOSAL OF COLLATERAL
               ----------------------------------------------

9.1 Except as herein provided, the Debtor will not, without the prior written consent of the Secured Party:

          (a)  sell, lease or otherwise dispose of the Collateral;

          (b)  release, surrender or abandon possession of the Collateral: or

          (c)  move or transfer the Collateral from its present location,

save in the ordinary course of the Debtor's business.

10.            DEFAULT
               -------

10.1 The Debtor will be in default under this Security Agreement, unless waived by the Secured Party, in any of the following events:

          (a) the Debtor makes default in payment when due of any indebtedness or obligation of the Debtor to the Secured Party or the Debtor is in breach of any term, condition, obligation or covenant to the Secured Party and the Debtor fails to cure such default or breach within ten (10) business days after receiving notice thereof from the Secured Party;

          (b) the Debtor fails to observe or perform any of the provisions of any agreement or commitment pursuant to which any moneys were advanced by the Secured Party to the Debtor, and the Debtor fails to cure such obligation within ten (10) business days after receiving notice thereof from the Secured Party;

          (c) any representation or warranty made by the Debtor or any of its officers or directors in connection with any indebtedness or liability of the Debtor to the Secured Party hereby secured proves at any time to be materially incorrect as of the date made;

          (d) the Debtor becomes bankrupt or insolvent or makes an assignment for the benefit of, a proposal to, or an arrangement with its creditors, or any action is taken or proceeding instituted whether by the Debtor or any other person whereby the Debtor may be dissolved, wound-up, reorganized, or declared bankrupt or insolvent;

          (e) a receiver or receiver-manager is appointed in respect of the Debtor or any part of the Collateral;

          (f) any execution, sequestration, extent, or any other process of any kind is levied or enforced upon or against the Collateral or any part thereof and remains unsatisfied for a period of 10 days;

     (g) without the prior written consent of the Secured Party, the Debtor creates or permits to exist any charge, encumbrance or lien on, or claim against or any security interest in, any of the Collateral which ranks or could in any event rank in priority to or pari passu with any security interest or charge created by this Security Agreement;

     (h) the holder of any other charge, encumbrance or lien on, or claim against, or security interest in, any of the Collateral does anything to enforce or realize on such charge, encumbrance, lien, claim or security interest;

     (i) if the Debtor is a company or a partnership, an order is made or an effective resolution is passed for the winding up of the Debtor;

     (j) the Debtor, if a company, enters into any reconstruction, reorganization, amalgamation, merger or other similar arrangement with any other person;

     (k)  the Debtor ceases or threatens to cease to carry on its business;

     (l) the Debtor, if an individual, dies or is declared incompetent by a court of competent jurisdiction; or

     (m) the Secured Party, acting reasonably, believes that there has been a material adverse change in the financial condition of the Debtor or that any of the Collateral is or is about to be placed in jeopardy.

11.       ENFORCEMENT
          -----------

11.1 Upon any default under this Security Agreement the Secured Party may declare any or all of the Obligations not payable on demand to become immediately due and payable and the security hereby constituted will immediately become enforceable. To enforce and realize on the security constituted by this Security Agreement the Secured Party may take any action permitted by law or in equity, as in may deem expedient, and in particular without limiting the generality of the foregoing, the Secured Party may do any of the following:

     (a) appoint by instrument a receiver, receiver and manager or a receiver-manager (the person so appointed is hereinafter called the "Receiver") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

     (b) enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

     (c) preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable;

     (d) sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the moneys therefor are actually received; and

     (e) exercise all of the rights and remedies of a secured party under the UCC or any other jurisdiction as may afford to the Secured Party rights against the Debtor or the Collateral.

11.2 A Receiver appointed pursuant to this Security Agreement will be the agent of the Debtor and not of the Secured Party and, to the extent permitted by law or to such lesser extent permitted by its appointment, will have all the powers of the Secured Party hereunder, and in addition will have power to carry on the business of the Debtor and for such purpose form time to time to borrow money either secured or unsecured, and if secured by a security interest on any of the Collateral; such security interest may rank before or pari passu with or behind any security interest created by this Security Agreement, and if it does not so specify such security interest will rank before the security interests created by this Security Agreement.

11.3 Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct as follows:

     (a) in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Secured Party in connection with or incidental to:

          (i) the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement; and

          (ii) the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

     (b) in or toward payment to the Secured Party of all principal and other moneys (except interest) due in respect of the Obligations; and

     (c) in or toward payment to the Secured party of all interest remaining unpaid in respect of the Obligations.

Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

12.       DEFICIENCY
          ----------

12.1 If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full the Debtor will immediately pay to the Secured Party the amount of such deficiency.

13.       RIGHTS CUMULATIVE
          -----------------

13.1 All rights and remedies of the Secured Party set out in this Security Agreement are cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security agreement or now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

14.       LIABILITY OF SECURED PARTY
          --------------------------

14.1 The Secured Party will not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as herein provided, nor will the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party will not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor will the Secured Party, in the case of securities, instruments or chattel paper, be obliged to preserve rights against other persons, nor will the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.

15.       APPOINTMENT OF ATTORNEY
          -----------------------

15.1 The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances, consents, financing statements, financing change statements or notices that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.

16.       ACCOUNTS
          --------

16.1 Notwithstanding any other provision of this Security Agreement, the Secured Party may collect, realize, sell or otherwise deal with the Accounts or any part thereof in such manner, upon such terms and conditions and at such time or times, whether before or after default, as may seem to be advisable, and without notice to the Debtor, except in the case of disposition after default and then subject to the provisions of the UCC or other applicable law.

All moneys or other forms of payment received by the Debtor in payment of any Account will be received and held by the Debtor in trust for the Secured Party.

17.       APPROPRIATION OF PAYMENTS
          -------------------------

17.1 Any and all payments made in respect of the Obligations from time to time and moneys realized from any security interests held therefor (including moneys collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured party may see fit.

18.       LIABILITY TO ADVANCE
          --------------------

18.1 None of the preparation, execution, perfection and registration of this Security Agreement or the advance of any moneys will bind the Secured
Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

19.       WAIVER
          ------

19.1 The Secured Party may from time to time and at any time waiver in whole or in part any right, benefit or default under any clause of this Security Agreement but any such waiver of any right, benefit or default on any occasion will be deemed not to be a waiver of any such right, benefit or default thereafter, or of any right, benefit or default, as the case may be.

20.       NOTICE
          ------

20.1 Notice may be given to either party by sending it through the post in prepaid mail or delivered to the party for whom it is intended, at the principal address of such party set out on the first page hereof or at such other address as may be given in writing by such party to the other, and any notice if posted will be deemed to have been given at the expiration of three business days after posting and if delivered, on delivery.

21.       EXTENSIONS
          ----------

21.1 The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with the Collateral and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize on the security constituted by this Security Agreement.

22.       NO MERGER
          ---------

22.1 This Security Agreement will not operate so as to create any merger or discharge of any of the Obligations, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

23.       ASSIGNMENT
          ----------

23.1 The Secured Party may, without further notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the security interests granted hereby. The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, will have all of the Secured Party's rights and remedies under this Security Agreement and the Debtor will not assert any defence, counterclaim, right of set-off or otherwise any claim which it now has or hereafter acquires against the Secured Party in any action commenced by such assingee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

24.       SATISFACTION AND DISCHARGE
          --------------------------

24.1 Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Secured Party, will be deemed not to be a redemption or discharge of this Security Agreement. The Debtor will be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Obligations and upon written request by the Debtor and payment to the Secured party of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

25.       ENUREMENT
          ---------

25.1 This Security Agreement will enure to the benefit of the Secured Party and its successors and assigns, and will be binding upon the respective heirs, executors, personal representatives, successors and permitted assigns of the Debtor.

26.       INTERPRETATION
          --------------

26.1       In this Security Agreement:

     (a) "Collateral" has the meaning set out in Clause 1 hereof and any reference to Collateral will, unless the context otherwise requires, be deemed a reference to Collateral as a whole or any part thereof;

     (b) "Debtor" and the personal pronoun "it" or "its" and any verb relating thereto and used therewith will be read and construed as required by and in accordance with the context in which such words are used depending upon weather the Debtor is one or more individuals, corporations or partnerships and, if more than one, will apply and be binding upon each of them severally; and

     (c) "the UCC" means the Uniform Commercial Code applicable in Nevada and all regulations thereunder as amended from time to time.

26.2 Words and expressions used herein that have been defined in the UCC will be interpreted in accordance with their respective meanings given in the UCC unless otherwise defined herein or unless the context otherwise requires.

26.3 The invalidity or unenforceability of the whole or any part of any clause of this Security Agreement will not affect the validity or enforceability of any other clause or the remainder of such clause.

26.4 The headings of the clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

26.5 This Security Agreement will be governed by the laws of Nevada, excluding the body of law relating to choice of laws.

27.       COPY OF AGREEMENT AND FINANCING STATEMENT
          -----------------------------------------

27.1      The Debtor hereby:

     (a)  acknowledges receipt of a copy of this Security Agreement, and

     (b) waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed at any time in respect of this Security Agreement.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement as of the date set forth below.

e-commerce group, inc.



Per:   /s/ David Wong                      Per:   /s/ D. Wood
       ------------------------------             ------------------------------
       Signature                                  Signature

Dated: March 7, 2000